Exhibit 99.1

FOR IMMEDIATE RELEASE

LIVE NATION ENTERTAINMENT REPORTS FOURTH QUARTER AND FULL YEAR

2010 FINANCIAL RESULTS

LOS ANGELES – February 28, 2011 – Live Nation Entertainment (NYSE: LYV) released financial results for the three months and year ended December 31, 2010 today.

“During the past year, we completed the merger and integration of the world’s leading live entertainment, ticketing and artist management businesses,” said Michael Rapino, President and Chief Executive Officer of Live Nation Entertainment. “We have entered 2011 with the strategic benefit of our combined operations focused on executing our plan to maximize ticket sales and improve our operating performance. Our investment priorities center on further building on the value proposition of Ticketmaster.com, one of the world’s top five eCommerce sites. We are focused on increasing online ticketing conversion, growing our online advertising business and building out our fan database and CRM resources. While the macro-environment remains challenging given pressure on the consumer, we are encouraged with overall year-to-date ticket sales trends. In addition, the pipeline of artists planning to tour this year is strong and we are taking steps to better price and promote our shows, while carefully managing our costs.”

The company will host a teleconference today, February 28, 2011 at 5:00 p.m. Eastern Time, which can be accessed by dialing 888-603-6873 (U.S.) or 973-321-1019 (Int’l) and referencing passcode 40285197. To access the call via webcast, please visit the Investor Relations section of the company’s website at www.livenation.com/investors. Please visit the website approximately ten minutes prior to the start time to ensure a connection. Additional statistical and financial information to be provided on the call, if any, will be posted supplementally under that same link. For those who are not available to listen to the live broadcast, a replay will be available shortly after the call on the Live Nation website through March 7, 2011.

Live Nation Entertainment Combined Metrics

In order to give comparable information, metrics below include the results of the legacy Ticketmaster operations, as applicable, for the three months and from the date of the merger (January 25) through December 31 for each of 2010 and 2009.

COMBINED METRICS

(Unaudited)
Key Drivers	Q4 2010		Q4 2009		Variance (Qtr.)	2010	2009	Variance (YTD)

CONCERTS

Total Attendance (rounded, est.)		11,497,000		12,439,000	(7.6%)	47,262,000	52,148,000	(9.4%)
Total NA Amps Attendance (rounded, est.)		384,000		412,000	(6.8%)	9,430,000	10,056,000	(6.2%)
Total Intl Festival Attendance (rounded, est.)		36,000		36,000	—	1,286,000	1,130,000	13.8%
Ancillary Net Revenue per Attendee - NA Amps	$	*	$	*	*	$17.57	$17.96	(2.2%)
Ancillary Net Revenue per Attendee - Intl Festivals	$	*	$	*	*	$15.95	$14.81	7.7%

SPONSORSHIP/ONLINE

Online Advertising Revenue (in millions)		$13.8		$12.8	7.8%	$40.5	$36.4	11.3%
Average Revenue per Sponsor (rounded, whole $)		$40,000		$34,000	17.6%	$204,000	$188,000	8.5%

* not meaningful due to low activity during the period

TICKETING

(Unaudited; tickets in thousands)
Primary Ticketing Volume by Category	Q4 2010 Ticket Volume Totals		Q4 2009 Ticket Volume Totals		Variance (Qtr.)	FY 2010 Ticket Volume Totals	FY 2009 Ticket Volume Totals	Variance (YTD)
Concerts		17,106		17,749	(3.6%)	63,428	70,619	(10.2%)
Sports		5,338		5,088	4.9%	22,094	22,378	(1.3%)
Arts & Theater		5,948		6,248	(4.8%)	18,559	21,023	(11.7%)
Family		4,177		3,921	6.5%	11,409	11,378	0.3%
Other (1)		1,314		1,369	(4.0%)	4,408	4,362	1.1%

Total		33,883		34,375	(1.4%)	119,898	129,760	(7.6%)

(1)	Other category includes tickets for comedy shows, parking, audio and facility tours, donations, lectures and seminars.

In order to give comparable information, the combined results of operations below include the results of the legacy Ticketmaster operations for the three months and from the date of the merger (January 25) through December 31 for each of 2010 and 2009. As reported 2009 includes only Live Nation operations as reported in 2009.

FINANCIAL HIGHLIGHTS – 4th QUARTER and FULL YEAR

(Unaudited; $ in millions)

	COMBINED			COMBINED			AS REPORTED 2009
	Q4 2010	Q4 2009	Growth	FY 2010	FY 2009	Growth	Q4 2009	FY 2009
Revenue
Concerts	$790.3	$752.7	5.0%	$3,438.4	$3,704.3	(7.2%)	$752.7	$3,704.3
Ticketing	305.2	332.2	(8.1%)	1,039.9	1,188.6	(12.5%)	9.7	61.6
Artist Nation	93.0	120.5	(22.8%)	362.2	452.8	(20.0%)	57.8	251.5
eCommerce	25.1	28.4	(11.6%)	87.9	89.6	(1.9%)	5.2	16.2
Sponsorship	32.1	29.1	10.3%	161.7	162.4	(0.4%)	28.7	161.0
Other & Eliminations	(7.9)	0.2	**	(26.4)	(13.6)	**	0.2	(13.6)

	$1,237.8	$1,263.1	(2.0%)	$5,063.7	$5,584.1	(9.3%)	$854.3	$4,181.0

Adjusted Operating Income (Loss)
Concerts	$(28.3)	$(1.2)	**	$15.4	$99.8	(84.1%)	$(1.2)	$99.8
Ticketing	56.3	57.8	(2.6%)	231.3	215.4	7.4%	(1.1)	9.5
Artist Nation	14.0	22.2	(36.9%)	46.5	64.1	(27.5%)	4.7	12.9
eCommerce	11.8	13.5	(12.6%)	36.2	38.7	(6.5%)	(0.5)	(4.3)
Sponsorship	20.0	15.6	28.2%	108.1	97.0	11.4%	15.4	95.9
Other & Eliminations	0.1	0.1	—	(0.3)	1.1	**	—	0.9
Corporate	(17.1)	(20.8)	17.8%	(74.4)	(87.7)	15.2%	(13.8)	(50.2)

	$56.8	$87.2	(34.9%)	$362.8	$428.4	(15.3%)	$3.5	$164.5

Operating Income (Loss)
Concerts	$(90.1)	$(49.4)	(82.4%)	$(130.5)	$(44.7)	**	$(49.4)	$(44.7)
Ticketing	4.2	35.8	**	82.6	122.5	(32.6%)	(3.7)	(1.1)
Artist Nation	0.3	3.5	**	(5.2)	1.2	**	1.6	2.6
eCommerce	9.7	10.8	(10.2%)	28.4	29.4	(3.4%)	(1.9)	(9.7)
Sponsorship	19.9	15.5	28.4%	107.4	96.7	11.1%	15.2	95.6
Other & Eliminations	(1.0)	0.1	**	0.3	0.8	(62.5%)	—	0.6
Corporate	(22.6)	(25.5)	11.4%	(103.8)	(102.7)	(1.1%)	(16.7)	(59.7)

	$(79.6)	$(9.2)	**	$(20.8)	$103.2	**	$(54.9)	$(16.4)

Acquisition Expenses	$6.5	$20.5		$42.9	$63.5		$9.5	$36.0

	$(86.1)	$(29.7)		$(63.7)	$39.7		$(64.4)	$(52.4)

**	percentages are not meaningful

Free cash as of December 31, 2010 was $369.2 million. Free cash flow was ($12.9) million for the fourth quarter of 2010 as compared to $22.7 million on a combined basis for the same period in 2009, and $164.8 million for the year ended December 31, 2010 as compared to $185.8 million on a combined basis for the same period of last year.

About Live Nation Entertainment:

Live Nation Entertainment is the world’s leading live entertainment and eCommerce company, comprised of four market leaders: Ticketmaster.com, Live Nation Concerts, Front Line Management Group and Live Nation Network. Ticketmaster.com is the global event ticketing leader and one of the world’s top five eCommerce sites, with over 26 million monthly unique visitors. Live Nation Concerts produces over 20,000 shows annually for more than 2,000 artists globally. Front Line is the world’s top artist management company, representing over 250 artists. These businesses power Live Nation Network, the leading provider of entertainment marketing solutions, enabling nearly 800 advertisers to tap into the 200 million consumers Live Nation delivers annually through its live event and digital platforms. For additional information, visit www.livenation.com/investors.

Media & Investor Contact:

Linda Bandov Pazin

(310) 867-7000

lindabandov@livenation.com

LIVE NATION ENTERTAINMENT, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2010	2009	2008
	(in thousands except share and per share data)
Revenue	$5,063,748	$4,181,021	$4,085,306
Operating expenses:
Direct operating expenses	3,658,310	3,357,245	3,299,444
Selling, general and administrative expenses	1,014,491	617,709	618,577
Depreciation and amortization	321,666	158,118	140,039
Goodwill impairment	—	9,085	269,902
Loss (gain) on sale of operating assets	374	(2,983)	1,131
Corporate expenses	110,252	58,160	53,506
Acquisition transaction expenses	22,355	36,043	—

Operating loss	(63,700)	(52,356)	(297,293)
Interest expense	116,527	66,365	70,104
Loss on extinguishment of debt	21,315	—	—
Interest income	(3,771)	(2,193)	(8,575)
Equity in earnings of nonconsolidated affiliates	(4,928)	(1,851)	(842)
Other expense (income)—net	(4,189)	1	(245)

Loss from continuing operations before income taxes	(188,654)	(114,678)	(357,735)
Income tax expense (benefit):
Current	40,175	19,584	(28,355)
Deferred	(25,021)	(8,251)	4,098

Loss from continuing operations	(203,808)	(126,011)	(333,478)
Income (loss) from discontinued operations, net of tax	(4,228)	76,277	95,653

Net loss	(208,036)	(49,734)	(237,825)
Net income attributable to noncontrolling interests	20,354	10,445	1,587

Net loss attributable to Live Nation Entertainment, Inc	$(228,390)	$(60,179)	$(239,412)

Basic and diluted net loss per common share attributable to common stockholders:
Loss from continuing operations attributable to Live Nation Entertainment, Inc	$(1.36)	$(1.65)	$(4.39)
Income (loss) from discontinued operations attributable to Live Nation Entertainment, Inc	(0.03)	0.92	1.25

Net loss attributable to Live Nation Entertainment, Inc	$(1.39)	$(0.73)	$(3.14)

Weighted average common shares outstanding:
Basic	164,410,167	82,652,366	76,228,275
Diluted	164,410,167	82,652,366	76,228,275

LIVE NATION ENTERTAINMENT, INC.

CONSOLIDATED BALANCE SHEETS

	December 31,
	2010	2009
	(in thousands except share data)
ASSETS
Current assets
Cash and cash equivalents	$892,758	$236,955
Accounts receivable, less allowance of $10,898 in 2010 and $8,230 in 2009	329,947	176,179
Prepaid expenses	348,309	277,599
Other current assets	32,483	27,133

Total current assets	1,603,497	717,866
Property, plant and equipment
Land, buildings and improvements	850,124	875,958
Computer equipment and capitalized software	218,294	131,875
Furniture and other equipment	168,508	156,756
Construction in progress	24,528	17,398

	1,261,454	1,181,987
Less accumulated depreciation	524,390	432,003

	737,064	749,984
Intangible assets
Definite-lived intangible assets—net	997,268	442,641
Indefinite-lived intangible assets	375,214	28,248
Goodwill	1,226,416	204,672
Investments in nonconsolidated affiliates	30,077	2,077
Other long-term assets	226,024	196,271

Total assets	$5,195,560	$2,341,759

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable, client accounts	$462,301	$—
Accounts payable	76,876	50,844
Accrued expenses	498,864	357,138
Deferred revenue	335,539	284,536
Current portion of long-term debt	54,150	41,032
Other current liabilities	46,491	18,684

Total current liabilities	1,474,221	752,234
Long-term debt, net	1,677,714	699,037
Long-term deferred income taxes	219,143	30,480
Other long-term liabilities	215,273	94,567
Series A and Series B redeemable preferred stock	—	40,000
Redeemable noncontrolling interests	107,541	—
Stockholders’ equity
Preferred stock—Series A Junior Participating, $.01 par value; 20,000,000 shares authorized; no shares issued and outstanding	—	—
Preferred stock, $.01 par value; 30,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock, $.01 par value; 450,000,000 shares authorized; 175,418,857 and 86,708,627 shares issued and outstanding in 2010 and 2009, respectively	1,724	860
Additional paid-in capital	2,053,233	1,090,572
Accumulated deficit	(662,175)	(433,785)
Cost of shares held in treasury (1,271,519 and 2,260,260 shares in 2010 and 2009, respectively)	(6,122)	(9,529)
Accumulated other comprehensive income (loss)	(22,244)	4,199

Total Live Nation Entertainment, Inc. stockholders’ equity	1,364,416	652,317
Noncontrolling interests	137,252	73,124

Total stockholders’ equity	1,501,668	725,441

Total liabilities and stockholders’ equity	$5,195,560	$2,341,759

LIVE NATION ENTERTAINMENT, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2010	2009	2008
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(208,036)	$(49,734)	$(237,825)
Reconciling items:
Depreciation	135,573	98,108	86,059
Amortization of intangibles	186,093	64,586	62,163
Goodwill impairment	—	9,085	282,939
Impairment of operational assets	13,373	—	16,035
Deferred income tax expense (benefit)	(25,021)	(8,698)	3,601
Amortization of debt issuance costs	4,682	4,224	3,616
Amortization of debt discount/premium, net	6,755	8,811	7,995
Provision for uncollectible accounts receivable and advances	6,606	7,044	4,686
Non-cash loss on extinguishment of debt	8,272	—	—
Non-cash and stock-based compensation expense	52,395	16,675	34,556
Unrealized changes in fair value contingent consideration	3,171	—	—
Loss (gain) on sale of operating assets	4,602	(64,237)	(165,448)
Equity in earnings of nonconsolidated affiliates	(4,928)	(3,117)	(720)
Changes in operating assets and liabilities, net of effects of acquisitions and dispositions:
Decrease (increase) in accounts receivable	(4,581)	27,608	(1,769)
Increase in prepaid expenses	(22,570)	(57,918)	(25,603)
Increase in other assets	(41,686)	(2,945)	(108,163)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	386	(4,586)	(53,739)
Increase in deferred revenue	43,432	12,369	28,984

Net cash provided by (used in) operating activities	158,518	57,275	(62,633)

CASH FLOWS FROM INVESTING ACTIVITIES
Collections and advances of notes receivable	475	140	334
Distributions from nonconsolidated affiliates	5,863	5,134	7,269
Investments made in nonconsolidated affiliates	(884)	(821)	(250)
Purchases of property, plant and equipment	(75,578)	(64,267)	(186,217)
Proceeds from disposal of operating assets, net of cash divested	35,756	174,321	198,665
Cash paid for acquisitions, net of cash acquired	488,957	(9,707)	(19,657)
Purchases of intangible assets	(1,790)	(27,863)	(65,460)
Decrease (increase) in other—net	188	544	(1,577)

Net cash provided by (used in) investing activities	452,987	77,481	(66,893)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long-term debt, net of debt issuance costs	1,352,856	602,741	420,327
Payments on long-term debt	(1,233,020)	(705,795)	(369,610)
Redemption of preferred stock	(40,000)	—	—
Contributions from noncontrolling interest partners	429	13	8,847
Distributions to and purchases/sales from noncontrolling interest partners	(21,625)	(7,006)	(3,042)
Proceeds from exercise of stock options	8,640	—	636
Issuance of treasury stock	—	1,553	5,454
Equity issuance costs	(357)	(2,667)	—
Payments for purchases of common stock	(1,567)	(5,803)	(28,628)
Payments for deferred and contingent consideration	(16,270)	(7,392)	—

Net cash provided by (used in) financing activities	49,086	(124,356)	33,984
Effect of exchange rate changes on cash and cash equivalents	4,788	26,895	(43,789)

Net increase (decrease) in cash and cash equivalents	655,803	37,295	(139,331)
Cash and cash equivalents at beginning of period	236,955	199,660	338,991

Cash and cash equivalents at end of period	$892,758	$236,955	$199,660

Forward-Looking Statements, Non-GAAP Financial Measures and Reconciliations:

Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements regarding plans to maximize ticket sales and improve operating performance; the company’s current investment priorities; anticipated increases to online ticketing conversion; anticipated growth in the company’s online advertising business and related resources; overall year-to-date ticket sales trends; the company’s anticipated artist pipeline for 2011; and better pricing and promotion of events and cost management. Live Nation wishes to caution you that there are some known and unknown factors that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, including but not limited to operational challenges in achieving strategic objectives and executing on the company’s plans, the risk that the company’s markets do not evolve as anticipated, challenges related to the post-merger integration of Live Nation and Ticketmaster, the potential impact of the economic slowdown and operational challenges associated with selling tickets and staging events.

Live Nation refers you to the documents it files from time to time with the U.S. Securities and Exchange Commission, or SEC, specifically the section titled “Item 1A. Risk Factors” of the company’s most recent Annual Report filed on Form 10-K and Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K, which contain and identify other important factors that could cause actual results to differ materially from those contained in the company’s projections or forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date on which they are made. All subsequent written and oral forward-looking statements by or concerning Live Nation are expressly qualified in their entirety by the cautionary statements above. Live Nation does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

This press release contains certain non-GAAP financial measures as defined by SEC Regulation G. A reconciliation of each such measure to its most directly comparable GAAP financial measure, together with an explanation of why management believes that these non-GAAP financial measures provide useful information to investors, is provided below.

Adjusted Operating Income (Loss), or AOI, is a non-GAAP financial measure that the company defines as operating income (loss) before acquisition expenses (including transaction costs, changes in the fair value of accrued acquisition-related contingent consideration arrangements, merger bonuses, payments under the Azoff Trust note and merger-related severance), depreciation and amortization (including goodwill impairments), loss (gain) on sale of operating assets and non-cash and certain stock-based compensation expense (including expense associated with grants of certain stock-based awards which are classified as liabilities). The company uses AOI to evaluate the performance of its operating segments. The company believes that information about AOI assists investors by allowing them to evaluate changes in the operating results of the portfolio of the businesses separate from non-operational factors that affect net income, thus providing insights into both operations and the other factors that affect reported results. AOI is not calculated or presented in accordance with GAAP. A limitation of the use of AOI as a performance measure is that it does not reflect the periodic costs of certain amortizing assets used in generating revenue in the company’s business. Accordingly, AOI should be considered in addition to, and not as a substitute for, operating income (loss), net income (loss), and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, AOI as presented herein may not be comparable to similarly titled measures of other companies.

Free Cash Flow is a non-GAAP financial measure that the company defines as Adjusted Operating Income (Loss) less maintenance capital expenditures, less net cash interest expense, less cash taxes, less net distributions to minority interest partners, plus distributions from investments in nonconsolidated affiliates net of contributions to investments in nonconsolidated affiliates. The company uses free cash flow, among other measures, to evaluate the ability of its operations to generate cash that is available for purposes other than maintenance capital expenditures. The company believes that information about free cash flow provides investors with an important perspective on the cash available to service debt and make acquisitions. Free cash flow is not calculated or presented in accordance with GAAP. A limitation of the use of free cash flow as a performance measure is that it does not necessarily represent funds available for operations and is not necessarily a measure of the company’s ability to fund its cash needs. Accordingly, free cash flow should be considered in addition to, and not as a substitute for, operating income (loss) and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, free cash flow as presented herein may not be comparable to similarly titled measures of other companies.

Free Cash is a non-GAAP financial measure that the company defines as cash and cash equivalents less ticketing-related client funds, less event-related deferred revenue, less accrued expenses due to artists and for cash collected on behalf of others for ticket sales, plus event-related prepaids. The company uses free cash as a proxy for how much cash it has available to, among other things, optionally repay debt balances, make acquisitions and finance venue and other revenue generating capital expenditures. Free cash is not calculated or presented in accordance with GAAP. A limitation of the use of free cash as a performance measure is that it does not necessarily represent funds available from operations and it is not necessarily a measure of our ability to fund our cash needs. Accordingly, free cash should be considered in addition to, and not as a substitute for, cash and cash equivalents and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, free cash as presented herein may not be comparable to similarly titled measures of other companies.

Reconciliations of Non-GAAP Measures to Their Most Directly Comparable GAAP Measures (Unaudited)

COMBINED RESULTS

Reconciliation of Adjusted Operating Income (Loss) to Operating Income (Loss)

($ in millions)	Adjusted operating income (loss)	Non-cash and stock-based compensation expense	Loss (gain) on sale of operating assets	Depreciation and amortization	Acquisition expenses	Operating income (loss)

	Three months ended December 31, 2010
Concerts	$(28.3)	$5.4	$(2.8)	$59.2	$0.3	$(90.4)
Ticketing	56.3	1.3	—	50.8	0.9	3.3
Artist Nation	14.0	3.0	—	10.7	0.4	(0.1)
eCommerce	11.8	(0.1)	—	2.2	(0.2)	9.9
Sponsorship	20.0	—	—	0.1	0.1	19.8
Other & Eliminations	0.1	—	—	1.1	—	(1.0)
Corporate	(17.1)	5.1	—	0.4	5.0	(27.6)

Total Live Nation	$56.8	$14.7	$(2.8)	$124.5	$6.5	$(86.1)

	Three months ended December 31, 2009
Concerts	$(1.2)	$4.9	$(1.9)	$45.2	$0.3	$(49.7)
Ticketing	57.8	(1.0)	—	23.0	—	35.8
Artist Nation	22.2	3.6	—	15.1	—	3.5
eCommerce	13.5	0.1	—	2.6	—	10.8
Sponsorship	15.6	—	—	0.1	—	15.5
Other & Eliminations	0.1	—	(0.1)	0.1	0.1	—
Corporate	(20.8)	3.4	—	1.3	20.1	(45.6)

Total Live Nation	$87.2	$11.0	$(2.0)	$87.4	$20.5	$(29.7)

	Year ended December 31, 2010
Concerts	$15.4	$11.6	$(4.8)	$139.1	$(2.0)	$(128.5)
Ticketing	231.3	12.0	5.2	131.5	8.3	74.3
Artist Nation	46.5	10.2	—	41.5	7.5	(12.7)
eCommerce	36.2	0.3	—	7.5	0.6	27.8
Sponsorship	108.1	0.4	—	0.3	0.2	107.2
Other & Eliminations	(0.3)	—	—	(0.6)	—	0.3
Corporate	(74.4)	27.1	—	2.3	28.3	(132.1)

Total Live Nation	$362.8	$61.6	$0.4	$321.6	$42.9	$(63.7)

	Year ended December 31, 2009
Concerts	$99.8	$8.7	$(3.0)	$138.8	$1.1	$(45.8)
Ticketing	215.4	3.7	—	89.2	—	122.5
Artist Nation	64.1	14.7	—	48.2	—	1.2
eCommerce	38.7	0.4	—	8.9	—	29.4
Sponsorship	97.0	—	—	0.3	—	96.7
Other & Eliminations	1.1	—	—	0.3	0.1	0.7
Corporate	(87.7)	12.6	—	2.4	62.3	(165.0)

Total Live Nation	$428.4	$40.1	$(3.0)	$288.1	$63.5	$39.7

AS REPORTED RESULTS

Reconciliation of Adjusted Operating Income (Loss) to Operating Income (Loss)

	Three months ended December 31, 2009
Concerts	$(1.2)	$4.9	$(1.9)	$45.2	$0.3	$(49.7)
Ticketing	(1.1)	0.1	—	2.5	—	(3.7)
Artist Nation	4.7	—	—	3.1	—	1.6
eCommerce	(0.5)	—	—	1.4	—	(1.9)
Sponsorship	15.4	—	—	0.2	—	15.2
Other & Eliminations	—	—	(0.1)	0.1	—	—
Corporate	(13.8)	1.7	—	1.2	9.2	(25.9)

Total Live Nation	$3.5	$6.7	$(2.0)	$53.7	$9.5	$(64.4)

	Year ended December 31, 2009
Concerts	$99.8	$8.7	$(3.0)	$138.8	$1.1	$(45.8)
Ticketing	9.5	0.3	—	10.3	—	(1.1)
Artist Nation	12.9	0.3	—	10.0	—	2.6
eCommerce	(4.3)	0.2	—	5.2	—	(9.7)
Sponsorship	95.9	—	—	0.3	—	95.6
Other & Eliminations	0.9	—	—	0.3	—	0.6
Corporate	(50.2)	7.2	—	2.3	34.9	(94.6)

Total Live Nation	$164.5	$16.7	$(3.0)	$167.2	$36.0	$(52.4)

Reconciliation of Adjusted Operating Income (Loss) to Free Cash Flow

($ in millions)	Reported Q4 2010	Combined Q4 2009	Reported Q4 2009
Adjusted operating income	$56.8	$87.2	$3.5
Less: Cash interest expense—net	(14.7)	(24.9)	(11.8)
Cash taxes	(32.8)	(24.5)	(2.2)
Maintenance capital expenditures	(17.5)	(9.2)	(3.0)
Distributions to noncontrolling interest partners	(4.5)	(9.8)	(6.2)
Distributions from (contributions to) investments in nonconsolidated affiliates	(0.2)	3.9	2.9

Free cash flow	$(12.9)	$22.7	$(16.8)
Revenue generating capital expenditures	(7.8)	(12.9)	(8.8)

Net	$(20.7)	$9.8	$(25.6)

($ in millions)	Reported FY 2010	Combined FY 2009	Reported FY 2009
Adjusted operating income	$362.8	$428.4	$164.5
Less: Cash interest expense—net	(89.9)	(107.8)	(51.2)
Cash taxes	(50.6)	(81.3)	(34.8)
Maintenance capital expenditures	(47.5)	(44.7)	(16.9)
Distributions to noncontrolling interest partners	(15.0)	(16.9)	(7.0)
Distributions from (contributions to) investments in nonconsolidated affiliates	5.0	8.1	4.3

Free cash flow	$164.8	$185.8	$58.9
Revenue generating capital expenditures	(26.4)	(52.8)	(34.3)

Net	$138.4	$133.0	$24.6

Reconciliation of Cash and Cash Equivalents to Free Cash

($ in millions)	December 31, 2010
Cash and cash equivalents	$892.8
Client cash	(384.5)
Deferred revenue—event related	(309.0)
Accrued artist fees	(7.2)
Collections on behalf of others	(44.4)
Prepaids related to artist settlements/events	221.5

Free cash	$369.2